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

         NUMBER                                                                                     SHARES

   ______C

                                                  CHARDAN CHINA ACQUISITION CORP.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                            COMMON STOCK

                                                                                                                  SEE REVERSE FOR
                                                                                                              CERTAIN DEFINITIONS





            THIS CERTIFIES THAT                                                                     CUSIP
                                                                                                         --------------





            IS THE OWNER OF



                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE COMMON STOCK OF

                                                 CHARDAN CHINA ACQUISITION CORP.

             transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

               This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                   Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

                  Dated:

                                             [CHARDAN CHINA ACQUISITION CORP. LOGO OMITTED]


   -----------------------------------------                                                 -------------------------------------
   CHAIRMAN                                                                                  SECRETARY

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM -         as tenants in common                      UNIF GIFT MIN ACT - _______ Custodian ________
         TEN ENT -         as tenants by the entireties                                  (Cust)             (Minor)
         JT TEN -          as joint tenants with right of survivorship                   under Uniform Gifts to Minors
                           and not as tenants in common                                  Act ______________
                                                                                                (State)

                           Additional Abbreviations may also be used though not in the above list.


                                                   CHARDAN CHINA ACQUISITION CORP.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptiance hereof assents.



         For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


---------------------------------------------------------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated
      --------------------------


                                            ---------------------------------------------------------------------------------------
                                            NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:


---------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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